                                                             EXHIBIT (h)(31)(c)

[LOG OF AIG(R)] AMERICAN GENERAL

2929 Allen Parkway (A30-25), Houston, Texas 77019

                                           Jennifer P. Powell
                                           Senior Counsel
                                           Direct Line (713) 831-4954
                                           FAX (713) 831-1106
                                           E-mail: Jennifer_Powell@aigag.com

                               October 13, 2006

    Re:Participation Agreement among The United States Life Insurance Company in the City of New York ("Company"), American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company dated as of July 1, 1999 (the "Agreement") - Amended Schedule B as of January 2, 2007

Ladies and Gentlemen:

Pursuant to Article 1.5 of the Agreement and First Amendment effective as of October 1, 2000, the Company provides notice hereby of the addition of a Variable Insurance Product, Platinum Investor VIP, to the Agreement effective January 2, 2007.

Schedule B is amended as of January 2, 2007, to add under Separate Account USL VL-R the Platinum Investor VIP, a flexible premium variable universal life insurance policy, Form Nos. 05604N and 05604NU. A copy of amended Schedule B, is attached for your records.

If you have any questions regarding this matter, please call me at
(713) 831-4954.

                                                  Sincerely,

                                                  Jennifer P. Powell
                                                  Senior Counsel

Enclosure

                     American General Life Companies, LLC
                     2929 Allen Parkway . Houston, TX 77019

                                  SCHEDULE B

                       SEPARATE ACCOUNTS AND CONTRACTS+

                            (As of January 2, 2007)

Name of Separate Account and                Form Numbers and Names of Contracts
Date Established by Board of Directors      Funded by Separate Account
--------------------------------------      -------------------------------------
The United States Life Insurance            Name of Contract:
Company in                                  Select Reserve(SM) Flexible Payment
   The City of New York                     Variable and Fixed Individual
   Separate Account USL VA-R                Deferred Annuity, Form No. 98505N
   Established: August 8, 1997

                                            Name of Contract:
                                            Platinum Investor(SM) Immediate
                                            Variable Annuity Single Premium
                                            Immediate Variable Annuity, Form No.
                                            03017N

The United States Life Insurance            Name of Contract:
Company in                                  Platinum Investor Flexible Premium
   The City of New York                     Variable Life Insurance Policies,
   Separate Account USL VL-R                Form No. 97600N
   Established: August 8, 1997

                                            Name of Contract:
                                            Platinum Investor Survivor Last
                                            Survivor Flexible Premium Variable
                                            Life Insurance Policies, Form No.
                                            99206N

                                            Name of Contract:
                                            Platinum Investor PLUS Flexible
                                            Premium Variable Life Insurance
                                            Policies, Form No. 02600N

                                            Name of Contract:
                                            Platinum Investor Survivor II Last
                                            Survivor Flexible Premium Variable
                                            Life Insurance Policies, Form No.
                                            01206N

                                            Name of Contract:
                                            Platinum Investor VIP Flexible
                                            Premium Variable Universal Life
                                            Insurance Policies, Form No. 05604N
                                            and 05604NU

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+ The parties hereto agree that this Schedule B may be revised and replaced as necessary to accurately reflect the Separate Accounts and Contracts covered under this Agreement.